Exhibit 10 (a)

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of May 16, 2005, is entered into by and between FAMILY DOLLAR STORES, INC., a Delaware corporation (“FDSI”), FAMILY DOLLAR, INC., a North Carolina corporation (“FDI”) (FDSI and FDI are collectively referred to herein as the “Borrower”) and BANK OF AMERICA, N.A. (the “Bank”).

RECITALS

The Borrower and the Bank are parties to an Amended and Restated Credit Agreement dated as of May 31, 2001 (including all previous amendments prior to the date hereof, the “Credit Agreement”) pursuant to which the Bank has extended certain credit facilities to the Borrower.

The Borrower has requested the Bank to agree to extensions of the Tranche A Termination Date and the Tranche B Termination Date.

The Bank is willing to amend the Credit Agreement to extend the Tranche A Termination Date and the Tranche B Termination Date, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Defined Terms.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

2.                                       Amendments to Credit Agreement.

(a)                                  Section 1.01 of the Credit Agreement is amended by amending the following definitions to read in their entirety as follows:

(1)                                  “Tranche A Termination Date” means May 31, 2010, or such earlier date as the Tranche A Commitment is terminated pursuant to this Agreement.

(2)                                  “Tranche B Termination Date” means May 25, 2006, or such earlier date as the Tranche B Commitment is terminated pursuant to this Agreement.

3.                                       Representations and Warranties.  The Borrower hereby represents and warrants to the Bank as follows:

(a)                                  No Default or Event of Default has occurred and is continuing.

(b)                                 The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.  The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its terms, except as limited by applicable Debtor Relief Laws and general principles of equity, without defense, counterclaim or offset.

(c)                                  All representations and warranties of the Borrower contained in the Credit Agreement are true and correct on and as of the date hereof.

4.                                       Effective Date.  This Amendment will become effective as of May 16, 2005 (the “Effective Date”), provided that the Bank has received from the Borrower a duly executed original (or, if elected by the Bank, an executed facsimile copy) of this Amendment, together with a duly executed Guarantor Acknowledgment and Consent in the form attached hereto (the “Consent”).

5.                                       Reservation of Rights.  The Borrower acknowledges and agrees that the execution and delivery by the Bank of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Bank to enter into amendments under the same, similar or any other circumstances in the future.

6.                                       Miscellaneous.

(a)                                  Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein and in the other Loan Documents to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment.  This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.  This Amendment is a Loan Document.

(b)                                 This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the Credit Agreement and their respective successors and assigns.  No third party beneficiaries are intended in connection with this Amendment.

(c)                                  This Amendment shall be governed by and construed in accordance with the law of the State of North Carolina.

(d)                                 This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Bank or the Borrower of a facsimile transmitted document purportedly bearing the signature of the Bank or the Borrower, as applicable, shall bind the Bank or the Borrower with the same force and effect as the delivery of a hard copy original.  Any failure by the Bank or the Borrower to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document which hard copy original was not received by the Bank or the Borrower, as applicable.

(e)                                  This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein.  This Amendment supersedes all prior drafts and communications with respect thereto.  This Amendment may not be amended except in accordance with the provisions of Section 8.04 of the Credit Agreement.

(f)                                    If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

(g)                                 Notice of Final Agreement.  THIS WRITTEN AMENDMENT, THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS, AND THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment under seal as of the date first above written.

FAMILY DOLLAR STORES, INC.	FAMILY DOLLAR , INC.

By:	/s/ C. Martin Sowers	(SEAL)	By:	/s/ C. Martin Sowers	(SEAL)
Name:	C. Martin Sowers	Name:	C. Martin Sowers
Sr. Vice President-Finance	Sr. Vice President-Finance
BANK OF AMERICA, N.A.

By:	/s/ Alexis MacElhiney	(SEAL)
Name:	Alexis MacElhiney
Title:	Director

GUARANTOR ACKNOWLEDGMENT AND CONSENT

Each of the undersigned Guarantors, each a guarantor with respect to the Borrower’s obligations under the Credit Agreement, hereby (i) acknowledges and consents to the terms of and the execution, delivery and performance of the foregoing Third Amendment to Amended and Restated Credit Agreement (the “Amendment”) (without implying the need for any such acknowledgement or consent), and (ii) represents and warrants to the Bank that, both before and after giving effect to the Amendment, the Guaranty to which each of the undersigned is a party remains in full force and effect as an enforceable obligation of such Guarantor, in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity, without defense, counterclaim or offset, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim, and that it is in compliance with all of its covenants contained therein.  Each Guarantor further represents that the execution, delivery and performance by such Person of this Acknowledgement and Consent have been duly authorized by all necessary corporate, partnership and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.  Each Guarantor remakes as of the Effective Date (as defined in the Amendment) all of the representations and warranties made by it pursuant to the Guaranty to which the undersigned is a party.  Capitalized terms used herein and not otherwise defined have the respective meanings defined in the Credit Agreement (as defined in the Amendment).

IN WITNESS WHEREOF, each of the undersigned has executed this Acknowledgement and Consent under seal by its duly authorized officers as of this 16th day of May, 2005.

FAMILY DOLLAR SERVICES, INC.

By:	/s/ C. Martin Sowers	(SEAL)
Name:	C. Martin Sowers
Sr. Vice President-Finance

FAMILY DOLLAR OPERATIONS, INC.

By:	/s/ C. Martin Sowers	(SEAL)
Name:	C. Martin Sowers
Title:	Sr. Vice President-Finance

FAMILY DOLLAR TRUCKING, INC.

By:	/s/ C. Martin Sowers	(SEAL)
Name:	C. Martin Sowers
Title:	Sr. Vice President-Finance